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                                                                       EXHIBIT 2


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-33657).

ARTHUR ANDERSEN LLP

San Antonio, Texas
June 26, 1998

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